SECURITIES AND EXCHANGE COMMISSION


                      Washington, D.C. 20549


                            FORM 8 - K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


Date of Report (Date of earliest event report) MARCH 6, 1997


                      JUNO ACQUISITIONS, INC.

      (Exact name of registrant as specified in its charter)


                              NEVADA

          (State or other jurisdiction of incorporation)


33-81666                      13-3690905

(Commission File Number)      (IRS Employer Identification No.)


370 LEXINGTON AVENUE, SUITE 1808, NEW YORK, NEW YORK 10017
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code (212) 687-4230





_________________________________________________________________

   (Former name or former address, if changed since last report)



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                      JUNO ACQUISITIONS, INC.

                            FORM 8 - K

                           MARCH 6, 1997


Item 4.   Changes in Registrant's Certifying Public Accountant -

          (a) As of March 6, 1997, the Company has engaged the services of Mayer Rispler & Company, CPA's, P.C. as independent auditors for Juno Acquisitions, Inc. in place of Nachum Blumenfrucht, CPA. The Board of Directors of the Company voted to retain the services of a certified public accounting firm of a larger size better equipped to audit the Company's books and records.

          (b) In connection with Mr. Blumenfrucht's audits for the fiscal years ended December 31, 1993, December 31, 1994 and December 31, 1995, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Mr. Blumenfrucht's report on the financial statements contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles.

EXHIBITS

(1)  Letter dated March 6, 1997 from Nachum Blumenfrucht, CPA.








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                             FORM 8 -K

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              JUNO ACQUISITIONS, INC.
                              (Registrant)



                              By:  GARY TAKATA
                                   Gary Takata
                                   President and Director


Dated: March 12, 1997